UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 05, 2026

Once Upon a Farm, PBC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43108	47-3648280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Gilman Street, Suite 100
Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 983-1606

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OFRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Once Upon a Farm, PBC, a Delaware public benefit corporation (the “Company”), previously entered into that certain Amended and Restated Personal Brand Services and Spokesperson/Co-Founder Master Agreement, dated as of June 10, 2025 (the “Amended and Restated Agreement”), by and between the Company and Jennifer Garner (the “Spokesperson”), pursuant to which the Spokesperson provides personal brand and spokesperson services to the Company. On May 5, 2026, the Company entered into the first amendment to the Amended and Restated Agreement (the “Amendment”) to pay additional cash consideration in exchange for the Spokesperson’s performance of certain advertising, marketing, and promotional activities. The additional cash consideration payable pursuant to the Amendment is $3.0 million, which is to be paid over a two-year period beginning in January 2027, subject to the Spokesperson’s continued service through each payment date, as specified in the Amendment. In the event of a change of control of the Company (as defined by the Amended and Restated Agreement) or termination of the Amended and Restated Agreement, as amended, by the Company for reasons other than for cause or by the Spokesperson for good reason, any remaining unpaid portion of the $3.0 million cash consideration would be accelerated and paid in full. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1+	First Amendment to the Amended and Restated Personal Brand Services and Spokesperson/Co-Founder Master Agreement, dated as of May 5, 2026, by and between the Spokesperson and Once Upon a Farm, PBC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 601 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCE UPON A FARM, PBC

Date:	May 6, 2026	By:	/s/ Chris Folena
		Name: Title:	Chris Folena Chief Accounting Officer